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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08365

Evergreen Select Fixed Income Trust

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end:	Registrant is making an annual filing for one of its series, Evergreen Intermediate Municipal Bond Fund, for the year ended May 31, 2010. This series has May 31 fiscal year end.

Date of reporting period: May 31, 2010

Item 1 – Reports to Stockholders.

Evergreen Intermediate Municipal Bond Fund

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
7	PORTFOLIO MANAGER COMMENTARY
9	ABOUT YOUR FUND’S EXPENSES
10	FINANCIAL HIGHLIGHTS
15	SCHEDULE OF INVESTMENTS
21	STATEMENT OF ASSETS AND LIABILITIES
22	STATEMENT OF OPERATIONS
23	STATEMENTS OF CHANGES IN NET ASSETS
24	NOTES TO FINANCIAL STATEMENTS
31	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
32	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2010, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Evergreen mutual funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

LETTER TO SHAREHOLDERS

July 2010

W. Douglas Munn

President and Chief Executive Officer

Dear Valued Shareholder:

We are pleased to provide the Annual Report for Evergreen Intermediate Municipal Bond Fund for the twelve-month period ended May 31, 2010 (the “period”).

During the period, fixed-income markets continued to show steady improvement, resulting in positive returns in nearly every sector of the bond markets. These broad trends only modestly pulled back at the end of the period with the return of some risk aversion due to concerns over sovereign debt issues in Europe. Nonetheless, fixed-income securities that performed the worst during the credit crisis of 2008 generally performed the best over the period, offering investors attractive returns in several fixed-income asset classes. In the municipal bond market in particular, the period saw a volatile rebound from the huge drops seen from 2007 into late 2008 and early 2009, spiking in October of 2009 before settling back down in the latter months of the fiscal year.

Government interventions inspired much of the strong performance in the fixed-income markets, including municipals. Build America Bonds (BABs), for which 35% of the interest cost is reimbursed to the issuer via a federal government subsidy, offered lower interest costs to many municipal issuers for capital projects during the period. BABs were first devised and issued in early 2009 to help ailing municipalities raise money by allowing them to sell taxable bonds for capital projects while receiving a rebate from the federal government for a portion of their borrowing costs. The program is geared to attract institutional investors who typically do not buy tax-exempt paper. Further, issuers have benefited from the perception that BAB loans will limit tax-exempt issuance and thus increase investor demand going forward. BABs were very popular with taxable bond buyers throughout the period, and replaced a portion of the new issue supply of traditional tax-exempt municipal bonds, especially at the longer end of the yield curve. BABs thus acted as an additional prop for the prices of longer-maturity tax-exempt issues. The program has been extended to 2014, but the interest subsidy by the federal government will be gradually reduced to 30% from the current 35%.

Extensive government policy measures—including extraordinarily accommodative monetary policy in the first half of 2009—bolstered investor confidence during the period, which made several types of securities that had been priced for worst-case scenarios suddenly become attractively undervalued in the assessment of many investors. Both equity markets and non-U.S. Treasury fixed-income markets rallied for most of the rest of 2009. Thus, the recent 12-month period that ended May 31, 2010, began with a strong rally and increasing confidence in the fixed-income markets.

LETTER TO SHAREHOLDERS continued

This restoration of investor confidence proved to be an essential component of the broader equity and fixed-income rallies. Once investors trusted that financial companies were not going to slide into insolvency, the prospects for a broader economic recovery began to take root and lasted for much of the 12-month period. The high-yield market continued to perform strongly over the period, only showing the first signs of pulling back a bit in February and May of 2010. But in general, investment strategies that favored riskier securities throughout the period outperformed strategies that preferred higher-quality assets.

Overall, then, this was quite a strong period for the credit markets, despite some declines in valuations during May 2010 with the return of risk aversion from global sovereign debt concerns. Even with that temporary market anxiety, signs of economic strengthening in the United States continued to appear in measures of retail sales and durable goods orders. Consumer confidence continued to tick higher in 2010, and it appeared that consumers’ thrifty habits which developed during the recession slackened a bit, as consumer spending surged higher.

During the period, the investment managers of Evergreen’s national municipal bond funds paid careful attention to risk management, focusing on the underlying quality of investments while carefully assessing interest rate trends and the supply and demand forces. The team managing Evergreen Municipal Bond Fund invested in the municipal market in general, with a focus on investment grade securities in particular, with the flexibility to invest in bonds of different maturities. The management of Evergreen High Income Municipal Bond Fund focused on income, specifically lower investment grade securities. The teams managing Evergreen Intermediate Municipal Bond Fund and Evergreen Short-Intermediate Municipal Bond Fund emphasized bonds with limited maturities and less exposure to changes in interest rates. Meanwhile, the management of Evergreen Strategic Municipal Bond Fund sought to maximize credit quality by focusing on underlying credit quality and ratings and focused on limiting interest rate risk by investing primarily in higher-coupon, shorter-duration municipal securities.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

FUND AT A GLANCE

as of May 31, 2010

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

Robert J. Miller

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 3/31/2010.

The Fixed Income style box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 10/20/1997

	Class A	Class B	Class C	Class I	Class IS
Class inception date	2/28/2002	11/8/2002	11/8/2002	10/20/1997	7/11/2003

Nasdaq symbol	ESTVX	ESTTX	ESTUX	ESTIX	ESTSX

Average annual return*

1-year with sales charge	3.30%	2.65%	6.65%	N/A	N/A

1-year w/o sales charge	8.45%	7.65%	7.65%	8.72%	8.45%

5-year	2.88%	2.77%	3.13%	4.15%	3.89%

10-year	5.21%	5.16%	5.16%	5.95%	5.77%

Maximum sales charge	4.75%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C, I or IS, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B, C and I prior to 7/14/2003 is based on the performance of the corresponding class of Evergreen Offit National Municipal Bond Fund. Historical performance shown for Class IS prior to its inception is based on the performance of Class I of Evergreen Offit National Municipal Bond Fund. Historical performance for Class I prior to 11/11/2002 is based on the performance of the Select shares of OFFIT National Municipal Fund. Historical performance shown for Class A prior to 11/11/2002 is based on the performance of the Advisor shares of OFFIT National Municipal Fund, and prior to the Advisor shares’ inception on 2/28/2002, is based on the Select shares, the original class offered. Historical performance shown for Classes B and C prior to their inception is based on the performance of Class I. The historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Classes A and IS and 1.00% for Classes B and C. Advisor shares had a 0.25% 12b-1 fee. Class I and Select shares do not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C and IS would have been lower.

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Intermediate Municipal Bond Fund Class A shares, reflective of maximum applicable sales charge, versus a similar investment in the Barclays Capital 5-Year Municipal Bond Index (BC5YMBI) and the Consumer Price Index (CPI).

The BC5YMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Class B shares are closed to new investments by new and existing shareholders.

Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I and IS shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

The value of municipal securities may be more sensitive to certain adverse conditions than other fixed income securities. Certain municipal securities may be highly illiquid. Municipal securities may lose their tax-exempt status if certain legal requirements are not met, or if federal or state tax laws change.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

FUND AT A GLANCE continued

This section left intentionally blank

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The fund’s yield will fluctuate and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax as well as local income taxes.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

All data is as of May 31, 2010, and subject to change.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 8.45% for the twelve-month period ended May 31, 2010, excluding any applicable sales charges. During the same period, the BC5YMBI returned 6.31%.

The fund’s objective is to seek current income exempt from federal income taxes, other than the alternative minimum tax, as part of a long-term strategy of achieving tax-advantaged total return.

Investment process

Overall, yields were down during the period by 17 basis points (bps – or 1/100th of a percent) in the 10-year range and 55 to 60 bps in the five- and 30-year maturities. The yield curve flattened between two and five years and also between 10 and 30 years, but steepened between five and 10 years. Also in the period, credit did very well: AAA-rated bonds were up 5.86%, AA-rated issues were up 7.49%, A-rated were up 10.41%, and BBB-rated rose 12.80%.1

Generally, the fund’s duration and yield curve positioning were relatively neutral during the period, so neither measure added or detracted from performance. Municipal supply was pretty consistent year-over- year, compared with the previous fiscal period, but the introduction of the federal Build America Bond (BAB) program took supply from the tax-exempt market and into the taxable marketplace. BABs were first issued in early 2009 to help ailing municipalities raise money by allowing them to sell taxable bonds for capital projects while receiving a rebate from the federal government for a portion of their borrowing costs. The majority of the issuance of BABs was on the long-end, so that provided good technical support for the market—helping the curve to flatten. Also, flows into municipal bond funds were consistently positive and were at record levels, so this helped the market, as well.

Municipal yields relative to Treasuries declined during the period, but tended to do better when Treasury yields were rising and underperforming when Treasury yields were declining. Overall, rates are at historically low levels in the municipal bond market, and we currently believe they may stay low until we see a recovery in the economy and/or the federal funds rate start to move higher.

Contributors to performance

Duration positioning was the largest contributor to portfolio performance during the period. The fund maintained a long duration relative to the benchmark as the market rallied. The second largest contributor to performance was the fund’s overweight to A-rated and BBB-rated bonds.1 Lower credit quality outperformed higher credit quality by a wide margin during the period.

Sector and selection also were also positive contributions during the fiscal year. The fund was overweight essential service revenue bonds, which outperformed the alternative (general obligation bonds). Within the revenue bond sector, the fund was overweight

PORTFOLIO MANAGER COMMENTARY continued

hospital, industrial development revenue and pollution control revenue bonds, and transportation, which were three of the better-performing subsectors.

Detractors from performance

While curve positioning overall was positive, the fund’s underweight in five- year maturity issues detracted from performance. Underweights to prerefunded and insured sectors relative to the benchmark detracted from overall performance, as well. In addition, underweights to certain issues that recovered after faltering with the general economy dampened the fund’s performance during the period. These underweights included California general obligation bonds, as well as issues in the Commonwealth of Puerto Rico.

Portfolio management outlook

Currently, investors continue to be concerned about overall credit quality in the municipal bond market, and credit spreads remain elevated because of this. However, municipal credit trends tend to lag the broader economy by about 12 to18 months. Since the broader economy seems to have bottomed around the middle of 2009, we presently expect municipal credit to improve over the next six months, barring another downturn in the economy.

1	The ratings indicated are from Standard & Poor’s and/or Moody’s Investors Service.

Credit Quality Ratings: Credit quality ratings apply to corporate and municipal bond issues. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to CC (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2009 to May 31, 2010.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	12/1/2009	5/31/2010	During Period*

Actual
Class A	$1,000.00	$1,029.57	$5.01
Class B	$1,000.00	$1,025.73	$8.79
Class C	$1,000.00	$1,025.73	$8.79
Class I	$1,000.00	$1,030.85	$3.70
Class IS	$1,000.00	$1,029.57	$5.01
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,020.00	$4.99
Class B	$1,000.00	$1,016.26	$8.75
Class C	$1,000.00	$1,016.26	$8.75
Class I	$1,000.00	$1,021.29	$3.68
Class IS	$1,000.00	$1,020.00	$4.99

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.99% for Class A, 1.74% for Class B, 1.74% for Class C, 0.73% for Class I and 0.99% for Class IS), multiplied by the average account value over the period, multiplied by 182 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended May 31,

CLASS A	2010	2009	2008	2007	2006

Net asset value, beginning of period	$59.96	$60.60	$60.79	$60.18	$61.77

Income from investment operations
Net investment income	1.99	2.19	2.08	2.06	2.09
Net realized and unrealized gains or losses on investments	3.01	(0.64)	(0.19)	0.59	(1.61)

Total from investment operations	5.00	1.55	1.89	2.65	0.48

Distributions to shareholders from
Net investment income	(1.99)	(2.19)	(2.08)	(2.04)	(2.07)

Net asset value, end of period	$62.97	$59.96	$60.60	$60.79	$60.18

Total return[1]	8.45%	2.71%	3.17%	4.44%	0.80%

Ratios and supplemental data
Net assets, end of period (thousands)	$34,448	$41,226	$50,135	$60,693	$57,905
Ratios to average net assets
Expenses including waivers/reimbursements and interest and fee expense but excluding expense reductions	0.98%	0.95%	0.93%	0.95%	0.93%
Expenses including interest and fee expense but excluding waivers/reimbursements and expense reductions	0.98%	0.95%	0.97%	1.00%	0.98%
Expenses including waivers/reimbursements but excluding expense reductions and interest and fee expense	0.98%	0.95%	0.90%	0.90%	0.89%
Interest and fee expense[2]	0.00%	0.00%	0.03%	0.05%	0.04%
Net investment income	3.24%	3.72%	3.42%	3.36%	3.42%
Portfolio turnover rate	93%	31%	80%	75%	115%

1	Excluding applicable sales charges
2	Interest and fee expense ratio relates to interest and fees associated with borrowings and/or leverage transactions.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended May 31,

CLASS B	2010	2009	2008	2007	2006

Net asset value, beginning of period	$59.96	$60.60	$60.79	$60.18	$61.77

Income from investment operations
Net investment income	1.51	1.74	1.61	1.60 [1]	1.64
Net realized and unrealized gains or losses on investments	3.03	(0.63)	(0.18)	0.62	(1.58)

Total from investment operations	4.54	1.11	1.43	2.22	0.06

Distributions to shareholders from
Net investment income	(1.53)	(1.75)	(1.62)	(1.61)	(1.65)

Net asset value, end of period	$62.97	$59.96	$60.60	$60.79	$60.18

Total return[2]	7.65%	1.95%	2.39%	3.70%	0.09%

Ratios and supplemental data
Net assets, end of period (thousands)	$6,108	$6,922	$8,158	$9,702	$10,844
Ratios to average net assets
Expenses including waivers/reimbursements and interest and fee expense but excluding expense reductions	1.73%	1.70%	1.68%	1.70%	1.68%
Expenses including interest and fee expense but excluding waivers/reimbursements and expense reductions	1.73%	1.70%	1.68%	1.70%	1.68%
Expenses including waivers/reimbursements but excluding expense reductions and interest and fee expense	1.73%	1.70%	1.65%	1.65%	1.64%
Interest and fee expense[3]	0.00%	0.00%	0.03%	0.05%	0.04%
Net investment income	2.49%	2.98%	2.67%	2.62%	2.68%
Portfolio turnover rate	93%	31%	80%	75%	115%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Interest and fee expense ratio relates to interest and fees associated with borrowings and/or leverage transactions.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended May 31,

CLASS C	2010	2009	2008	2007	2006

Net asset value, beginning of period	$59.96	$60.60	$60.79	$60.18	$61.77

Income from investment operations
Net investment income	1.54	1.75	1.61	1.60 [1]	1.64
Net realized and unrealized gains or losses on investments	3.00	(0.64)	(0.18)	0.62	(1.58)

Total from investment operations	4.54	1.11	1.43	2.22	0.06

Distributions to shareholders from
Net investment income	(1.53)	(1.75)	(1.62)	(1.61)	(1.65)

Net asset value, end of period	$62.97	$59.96	$60.60	$60.79	$60.18

Total return[2]	7.65%	1.95%	2.39%	3.70%	0.09%

Ratios and supplemental data
Net assets, end of period (thousands)	$14,578	$11,912	$11,629	$14,755	$19,854
Ratios to average net assets
Expenses including waivers/reimbursements and interest and fee expense but excluding expense reductions	1.73%	1.70%	1.68%	1.70%	1.68%
Expenses including interest and fee expense but excluding waivers/reimbursements and expense reductions	1.73%	1.70%	1.68%	1.70%	1.68%
Expenses including waivers/reimbursements but excluding expense reductions and interest and fee expense	1.73%	1.70%	1.65%	1.65%	1.64%
Interest and fee expense[3]	0.00%	0.00%	0.03%	0.05%	0.04%
Net investment income	2.46%	2.97%	2.68%	2.62%	2.68%
Portfolio turnover rate	93%	31%	80%	75%	115%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Interest and fee expense ratio relates to interest and fees associated with borrowings and/or leverage transactions.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended May 31,

CLASS I	2010	2009	2008	2007	2006

Net asset value, beginning of period	$59.96	$60.60	$60.79	$60.18	$61.77

Income from investment operations
Net investment income	2.13	2.32 [1]	2.21	2.21	2.24
Net realized and unrealized gains or losses on investments	3.02	(0.62)	(0.17)	0.60	(1.57)

Total from investment operations	5.15	1.70	2.04	2.81	0.67

Distributions to shareholders from
Net investment income	(2.14)	(2.34)	(2.23)	(2.20)	(2.26)

Net asset value, end of period	$62.97	$59.96	$60.60	$60.79	$60.18

Total return	8.72%	2.97%	3.43%	4.70%	1.10%

Ratios and supplemental data
Net assets, end of period (thousands)	$184,155	$184,168	$331,698	$382,208	$394,473
Ratios to average net assets
Expenses including waivers/reimbursements and interest and fee expense but excluding expense reductions	0.73%	0.70%	0.68%	0.70%	0.68%
Expenses including interest and fee expense but excluding waivers/reimbursements and expense reductions	0.73%	0.70%	0.68%	0.70%	0.68%
Expenses including waivers/reimbursements but excluding expense reductions and interest and fee expense	0.73%	0.70%	0.65%	0.65%	0.64%
Interest and fee expense[2]	0.00%	0.00%	0.03%	0.05%	0.04%
Net investment income	3.48%	3.95%	3.67%	3.61%	3.68%
Portfolio turnover rate	93%	31%	80%	75%	115%

1	Per share amount is based on average shares outstanding during the period.
2	Interest and fee expense ratio relates to interest and fees associated with borrowings and/or leverage transactions.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended May 31,

CLASS IS	2010	2009	2008	2007	2006

Net asset value, beginning of period	$59.96	$60.60	$60.79	$60.18	$61.77

Income from investment operations
Net investment income	1.97	2.17	2.06	2.03	2.08
Net realized and unrealized gains or losses on investments	3.03	(0.62)	(0.17)	0.63	(1.57)

Total from investment operations	5.00	1.55	1.89	2.66	0.51

Distributions to shareholders from
Net investment income	(1.99)	(2.19)	(2.08)	(2.05)	(2.10)

Net asset value, end of period	$62.97	$59.96	$60.60	$60.79	$60.18

Total return	8.45%	2.71%	3.17%	4.44%	0.85%

Ratios and supplemental data
Net assets, end of period (thousands)	$8,727	$9,415	$10,426	$12,092	$14,942
Ratios to average net assets
Expenses including waivers/reimbursements and interest and fee expense but excluding expense reductions	0.98%	0.95%	0.93%	0.95%	0.93%
Expenses including interest and fee expense but excluding waivers/reimbursements and expense reductions	0.98%	0.95%	0.93%	0.95%	0.93%
Expenses including waivers/reimbursements but excluding expense reductions and interest and fee expense	0.98%	0.95%	0.90%	0.90%	0.89%
Interest and fee expense[1]	0.00%	0.00%	0.03%	0.05%	0.04%
Net investment income	3.24%	3.72%	3.42%	3.37%	3.43%
Portfolio turnover rate	93%	31%	80%	75%	115%

1	Interest and fee expense ratio relates to interest and fees associated with borrowings and/or leverage transactions.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

May 31, 2010

	Principal Amount	Value

MUNICIPAL OBLIGATIONS 98.4%
AIRPORT 9.7%
Chicago, IL O’Hare Intl. Arpt. RB:
Ser. 2010 C, 5.25%, 01/01/2022	$3,000,000	$3,286,170
Ser. 2010 F:
4.25%, 01/01/2021	735,000	742,482
5.25%, 01/01/2022	2,540,000	2,746,604
Dallas/Fort Worth, TX Intl. Arpt. RRB, Ser. 2009A, 5.00%, 11/01/2023	1,000,000	1,055,150
Denver, CO City & Cnty. Arpt. Sys. RB:
Ser. A, 5.00%, 11/15/2019, (Insd. by XL Capital Assurance)	4,700,000	5,120,932
Ser. A1, 5.25%, 11/15/2015	5,000,000	5,459,700
Houston, TX Arpt. Sys. Sr. Lien RRB, Ser. 2009A, 5.00%, 07/01/2020	2,125,000	2,340,772
Miami-Dade Cnty., FL Aviation RB, Miami Intl. Arpt., Ser. A, 5.75%, 10/01/2021	2,000,000	2,234,920
San Francisco, CA City & Cnty. Arpt. Commission RRB, Ser. 2010C, 5.00%, 05/01/2019	1,000,000	1,120,370

		24,107,100

EDUCATION 2.3%
Massachusetts Edl. Fin. Auth. RB, Ser. A, 5.50%, 01/01/2017	2,000,000	2,174,660
Miami-Dade Cnty., FL Edl. Facs. Auth. RB, Univ. of Miami, Ser. A, 5.25%, 04/01/2020	1,000,000	1,068,680
Rhode Island Hlth. & Edl. Bldg. RB, Providence Pub. Sch. Financing, Ser. A, 5.00%, 05/15/2022	2,425,000	2,576,999

		5,820,339

ELECTRIC REVENUE 0.8%
Titus Cnty., TX Fresh Water Supply Dist. No. 1 RB, Southwestern Elec. Power Co. Proj., 4.50%, 07/01/2011	2,000,000	2,055,880

GENERAL OBLIGATION – LOCAL 4.0%
Detroit, MI Distributable State Aid GO, Ser. 2010, 5.00%, 11/01/2018	3,000,000	3,245,700
New York, NY GO, Ser. F, 5.125%, 08/01/2013, (Insd. by MBIA)	5,000	5,018
Oakland, CA Cnty. of Alameda Unified Sch. Dist. GO, Ser. 2009A, 6.50%, 08/01/2020	1,000,000	1,149,630
Philadelphia, PA Sch. Dist. Refunding GO, Ser. 2010C, 5.00%, 09/01/2018	5,000,000	5,493,350

		9,893,698

GENERAL OBLIGATION – STATE 3.2%
Illinois Sales Tax GO, Ser. B, 5.00%, 06/15/2018	1,000,000	1,119,350
Nevada Capital Impt. & Cultural Affairs GO, Ser. B, 5.00%, 12/01/2022, (Insd. by FGIC)	3,000,000	3,235,680
North Carolina Pub. Impt. GO, Ser. 2010 A, 5.00%, 05/01/2021	3,000,000	3,540,750

		7,895,780

HOSPITAL 25.7%
Allegheny Cnty., PA Hosp. Dev. Auth. RB, Univ. of Pittsburgh Med. Ctr.:
Ser. A, 5.00%, 08/15/2021	2,000,000	2,121,080
Ser. B, 5.00%, 06/15/2018	4,000,000	4,186,080

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

May 31, 2010

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
HOSPITAL continued
Allegheny Cnty., PA Hosp. Dev. Auth. RRB, Univ. of Pittsburgh Med. Ctr. Hlth. Sys., Ser. A-1, FRN, 0.89%, 02/01/2021	$5,000,000	$4,512,500
Arizona Hlth. Facs. Auth. RB, Banner Hlth., Ser. D, 5.50%, 01/01/2019	5,000,000	5,469,550
California Hlth. Facs. Fin. Auth. RB, Providence Hlth. & Svcs., Ser. C, 5.75%, 10/01/2019	1,000,000	1,139,000
Colorado Hlth. Facs. Auth. RB, Catholic Hlth. Initiatives, Ser. 2009C-2, 4.00%, 10/01/2040	2,000,000	2,110,240
Highlands Cnty., FL Hlth. Facs. Auth. RB, Adventist Hlth. Sys. & Sunbelt Obligated Group, Ser. 2005I, 5.00%, 11/15/2020	2,155,000	2,274,667
Illinois Fin. Auth. RB, Advocate Hlth. Care Network, Ser. D, 6.125%, 11/01/2023	3,000,000	3,334,140
Illinois Hlth. Facs. Auth. RB, FRN, 0.56%, 05/15/2024, (Liq.: Merrill Lynch & Co., Inc.)	4,890,000	4,890,000
Indiana Fin. Auth. Hlth. Sys. RRB, Sisters of St. Francis Hlth., 5.00%, 11/01/2018	5,000,000	5,384,150
Jackson, TN Hosp. RRB, Jackson-Madison Cnty. Gen. Hosp. Proj., Ser. 2008, 5.25%, 04/01/2018	1,000,000	1,065,350
Kansas Dev. Fin. Auth. Hosp. RB, Adventist Hlth. Sys. & Sunbelt Obligated Group, Ser. 2009D, 5.00%, 11/15/2020	1,150,000	1,235,158
Kent, MI Hosp. Fin. Auth. RRB, Spectrum Hlth. Sys., Ser. A, 5.50%, 01/15/2047	6,000,000	6,672,300
Merrill Lynch Puttable Floating Option Tax-Exempt Receipts, Ser. MT-567, FRN, 0.41%, 04/01/2026	6,300,000	6,300,000
Michigan Hosp. Fin. Auth. RRB, Trinity Hlth. Credit Group, Ser. A-1, 6.00%, 12/01/2034	3,000,000	3,472,140
New Jersey Hlth. Care Facs. Fin. Auth. RRB, Atlantic City Med. Ctr., 6.00%, 07/01/2012	1,585,000	1,654,835
Northampton Cnty., PA Gen. Purpose Auth. RB, Saint Luke’s Hosp. Proj., Ser. 2010A, 5.25%, 08/15/2019	1,230,000	1,281,057
Pennsylvania Higher Edl. Facs. Auth. RB, Univ. of Pittsburgh Med. Ctr. Proj.,
Ser. 2010E, 5.00%, 05/15/2018	3,000,000	3,249,630
South Carolina Jobs & EDA Hosp. RRB, Palmetto Hlth. Proj., 5.00%, 08/01/2018	1,190,000	1,222,868
Wisconsin Hlth. & Edl. Facs. RB, Aurora Hlth. Care, Inc., Ser. B, 5.125%, 08/15/2027	2,000,000	2,124,620

		63,699,365

HOUSING 1.6%
Missouri Hsg. Dev. Commission SFHRB, 7.50%, 03/01/2031, (Insd. by FNMA & GNMA)	85,000	90,381
New Hampshire HFA SFHRB, Ser. D, 6.15%, 07/01/2029	65,000	66,970
New Jersey Hsg. & Mtge. Fin. Agcy. RB, Ser. AA, 5.25%, 10/01/2016	765,000	841,286
San Jose, CA Redev. Agcy. RRB, Merged Area Proj., Ser. 2010A-1:
5.00%, 08/01/2022	1,600,000	1,634,848
5.00%, 08/01/2024	800,000	801,208
5.125%, 08/01/2025	570,000	573,779

		4,008,472

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

May 31, 2010

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
INDUSTRIAL DEVELOPMENT REVENUE 7.3%
Courtland, AL Indl. Dev. Board Env. Impt. RRB, Intl. Paper Co. Proj., Ser. A, 5.00%, 11/01/2013	$6,000,000	$6,417,180
Dade Cnty., FL IDRB, Dolphins Stadium Proj., Ser. C, FRN, 3.20%, 07/01/2032	1,300,000	1,300,000
Jasper Cnty., IN PCRRB, 5.60%, 11/01/2016, (Insd. by MBIA)	4,000,000	4,360,760
Maine Fin. Auth. Solid Waste Disposal RB, Waste Mgmt., Inc. Proj., 4.65%, 02/01/2016	5,000,000	5,039,400
Michigan Strategic Fund Solid Waste Disposal Ltd. Obl. RRB, Waste Mgmt., Inc. Proj., 4.50%, 12/01/2013	1,000,000	1,038,440

		18,155,780

MISCELLANEOUS REVENUE 4.5%
New Jersey COP, Ser. 2009 A, 5.25%, 06/15/2021	2,000,000	2,199,500
New York Urban Dev. Corp. RB, 5.875%, 01/15/2013	2,000,000	2,005,780
New York Urban Dev. Corp. RRB, Ser. D, 5.50%, 01/01/2019, (Insd. by Assured Guaranty Corp.)	3,000,000	3,546,780
Virgin Islands Pub. Fin. Auth. RB, Ser. A, 6.75%, 10/01/2019	3,000,000	3,394,950

		11,147,010

POWER 2.0%
North Carolina Eastern Muni. Power Agcy. RRB, Power Sys. Proj., Ser. 2009B, 5.00%, 01/01/2017	1,000,000	1,098,700
Piedmont, SC Muni. Elec. Power Agcy. RRB, Ser. A-3, 5.25%, 01/01/2019	3,500,000	3,819,795

		4,918,495

PRE-REFUNDED 2.4%
Illinois Hlth. Facs. Auth. RB, Mercy Hosp. & Med. Ctr. Proj., 10.00%, 01/01/2015	2,330,000	2,848,355
South Dakota Elec. Sys. RB, Heartland Consumers Power Dist. Proj., Ser. 1979, 7.00%, 01/01/2016	2,815,000	3,218,333

		6,066,688

RESOURCE RECOVERY 0.7%
Beaver Cnty., PA IDA PCRRB, FirstEnergy Generation Corp. Proj., Ser. 2008-B, 3.00%, 10/01/2047	1,600,000	1,613,120

SALES TAX 2.6%
Alabama Pub. Sch. & College Auth. RRB, Capital Impt. Proj.:
Ser. 2009-A, 5.00%, 05/01/2018	2,500,000	2,845,375
Ser. 2010-A, 5.00%, 05/01/2019	2,235,000	2,540,301
Wyandotte Cnty. & Kansas City, KS United Govt. Spl. Obl. RRB, Sales Tax,
Second Lien, Ser. A, 0.00%, 06/01/2021 ¤	2,000,000	1,061,500

		6,447,176

SPECIAL TAX 3.5%
Florida Board of Education Lottery RRB, Ser. 2010C, 5.00%, 07/01/2017	3,000,000	3,399,090
Virgin Islands Pub. Fin. Auth. RRB, Ser. C, 5.00%, 10/01/2017	5,000,000	5,282,550

		8,681,640

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

May 31, 2010

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
STUDENT LOAN 3.1%
Iowa Student Loan RB, Student Loan Liq. Corp., Ser. 2009-1, 5.25%, 12/01/2017	$3,000,000	$3,223,620
Massachusetts Edl. Financing Auth. RB, Ser. I, 5.50%, 01/01/2018	2,000,000	2,170,140
New Jersey Higher Ed. Assistance Auth. RB, Student Loan Proj., Ser. 2010-1A, 5.00%, 12/01/2016	2,000,000	2,199,760

		7,593,520

TRANSPORTATION 11.6%
Central Texas Regl. Mobility Auth. RB, Ser. 2010, 5.75%, 01/01/2019	1,310,000	1,375,081
Massachusetts Dept. of Trans. RB, Metro. Hwy. Sys., Ser. 2010 B, 5.00%, 01/01/2023	5,000,000	5,386,600
Metropolitan New York Trans. Auth. RB, Ser. A:
5.00%, 11/15/2020	8,915,000	9,626,773
5.00%, 11/15/2021	5,000,000	5,416,300
South Carolina Trans. Infrastructure Bank RB, Ser. A, 5.00%, 10/01/2022, (Insd. by XL Capital Assurance, Inc.)	6,450,000	6,881,118

		28,685,872

UTILITY 10.7%
Indiana Bond Bank RB, Spl. Program Gas, Ser. 2007 A, 5.00%, 10/15/2017	3,650,000	3,822,389
Lakeland, FL Energy Sys. RRB, FRN, 1.39%, 10/01/2014	3,000,000	3,018,000
Northern California Gas Auth. No. 1 RB, Gas Proj., Ser. 2007B, FRN, 0.83%, 07/01/2019	4,000,000	3,265,000
Philadelphia, PA Gas Works RRB, Ser. 8-A:
5.00%, 08/01/2015	1,000,000	1,040,910
5.00%, 08/01/2016	1,000,000	1,040,960
5.25%, 08/01/2017	1,225,000	1,297,508
Tennessee Energy Acquisition Corp. Gas RB:
Ser. 2006A, 5.25%, 09/01/2019	1,000,000	993,190
Ser. A, 5.00%, 09/01/2016	2,000,000	2,022,660
Texas Muni. Gas Acquisition & Supply Corp. RB:
Gas Supply Proj., Ser. B, FRN, 0.76%, 09/15/2017	5,000,000	4,781,250
Ser. D, 5.625%, 12/15/2017	5,000,000	5,283,100

		26,564,967

WATER & SEWER 2.7%
California Dept. of Water Resource & Power Supply RRB, Ser. 2010-L, 5.00%, 05/01/2019	3,000,000	3,400,590
Miami-Dade Cnty., FL Water & Sewer RB, Ser. C, 5.25%, 10/01/2022	3,000,000	3,289,680

		6,690,270

Total Municipal Obligations (cost $233,852,496)		244,045,172

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

May 31, 2010

	Shares	Value

SHORT-TERM INVESTMENTS 0.7%
MUTUAL FUND SHARES 0.7%
Evergreen Institutional Municipal Money Market Fund, Class I, 0.23% q ø (cost $1,725,564)	1,725,564	$1,725,564

Total Investments (cost $235,578,060) 99.1%		245,770,736
Other Assets and Liabilities 0.9%		2,246,045

Net Assets 100.0%		$248,016,781

¤

Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from accretion of discount at acquisition.

q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
COP	Certificates of Participation
EDA	Economic Development Authority
FGIC	Financial Guaranty Insurance Company
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
GO	General Obligation
HFA	Housing Finance Authority
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bond
MBIA	Municipal Bond Investors Assurance Corporation
PCRRB	Pollution Control Refunding Revenue Bond
RB	Revenue Bond
RRB	Refunding Revenue Bond
SFHRB	Single Family Housing Revenue Bond

The following table shows the percent of total investments by geographic location as of May 31, 2010:

Pennsylvania	10.5%
New York	8.4%
Illinois	7.7%
Texas	6.9%
Florida	6.7%
Michigan	5.9%
Indiana	5.5%
California	5.3%
Colorado	5.2%
South Carolina	4.8%
Alabama	4.8%
Massachusetts	4.0%
U.S. Virgin Islands	3.5%
New Jersey	2.8%
Ohio	2.6%
Arizona	2.2%
Maine	2.0%
North Carolina	1.9%
Tennessee	1.7%
Nevada	1.3%
Iowa	1.3%
South Dakota	1.3%
Rhode Island	1.0%
Kansas	0.9%
Wisconsin	0.9%
Missouri	0.1%
New Hampshire	0.1%
Non-state specific	0.7%

100.0%

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

May 31, 2010

The following table shows the percent of total bonds by credit quality based on Moody’s and Standard & Poor’s ratings as of May 31, 2010 (unaudited):

AAA	2.8%
AA	39.0%
A	33.9%
BBB	15.0%
NR	9.3%

100.0%

The following table shows the percent of total bonds based on effective maturity as of May 31, 2010 (unaudited):

Less than 1 year	4.6%
1 to 3 years	3.5%
3 to 5 years	8.2%
5 to 10 years	53.7%
10 to 20 years	29.9%
20 to 30 years	0.1%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2010

Assets
Investments in unaffiliated issuers, at value (cost $233,852,496)	$244,045,172
Investments in affiliated issuers, at value (cost $1,725,564)	1,725,564

Total investments	245,770,736
Receivable for securities sold	730,000
Receivable for Fund shares sold	6,153
Interest receivable	2,404,064
Prepaid expenses and other assets	35,676

Total assets	248,946,629

Liabilities
Dividends payable	474,986
Payable for Fund shares redeemed	381,992
Advisory fee payable	13,607
Distribution Plan expenses payable	22,474
Due to other related parties	2,961
Accrued expenses and other liabilities	33,828

Total liabilities	929,848

Net assets	$248,016,781

Net assets represented by
Paid-in capital	$257,372,736
Overdistributed net investment income	(494,269)
Accumulated net realized losses on investments	(19,054,362)
Net unrealized gains on investments	10,192,676

Total net assets	$248,016,781

Net assets consists of
Class A	$34,448,091
Class B	6,108,486
Class C	14,578,247
Class I	184,155,334
Class IS	8,726,623

Total net assets	$248,016,781

Shares outstanding (unlimited number of shares authorized)
Class A	547,053
Class B	97,005
Class C	231,510
Class I	2,924,474
Class IS	138,583

Net asset value per share
Class A	$62.97
Class A — Offering price (based on sales charge of 4.75%)	$66.11
Class B	$62.97
Class C	$62.97
Class I	$62.97
Class IS	$62.97

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended May 31, 2010

Investment income
Interest	$10,587,126
Income from affiliated issuers	11,944

Total investment income	10,599,070

Expenses
Advisory fee	1,257,087
Distribution Plan expenses
Class A	91,441
Class B	64,713
Class C	131,738
Class IS	24,161
Administrative services fee	251,672
Transfer agent fees	89,483
Trustees’ fees and expenses	5,063
Printing and postage expenses	33,402
Custodian and accounting fees	72,334
Registration and filing fees	89,534
Professional fees	36,868
Other	10,133

Total expenses	2,157,629
Less: Expense reductions	(53)

Net expenses	2,157,576

Net investment income	8,441,494

Net realized and unrealized gains or losses on investments
Net realized gains on securities in unaffiliated issuers	4,005,954
Net change in unrealized gains or losses on securities in unaffiliated issuers	8,292,614

Net realized and unrealized gains or losses on investments	12,298,568

Net increase in net assets resulting from operations	$20,740,062

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31,

	2010		2009

Operations
Net investment income		$8,441,494		$12,345,233
Net realized gains or losses on investments		4,005,954		(8,360,928)
Net change in unrealized gains or losses on investments		8,292,614		(1,679,948)

Net increase in net assets resulting from operations		20,740,062		2,304,357

Distributions to shareholders from
Net investment income
Class A		(1,187,578)		(1,589,280)
Class B		(161,319)		(210,990)
Class C		(322,911)		(323,467)
Class I		(6,452,581)		(9,891,151)
Class IS		(313,552)		(361,022)

Total distributions to shareholders		(8,437,941)		(12,375,910)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	203,899	12,562,501	285,444	16,717,900
Class B	6,322	390,424	24,317	1,418,123
Class C	72,017	4,452,732	80,355	4,711,343
Class I	762,669	47,081,677	558,657	32,680,840
Class IS	50,311	3,019,851	57	3,409

		67,507,185		55,531,615

Net asset value of shares issued in reinvestment of distributions
Class A	11,983	736,374	17,577	1,030,305
Class B	1,930	118,888	2,551	149,587
Class C	3,047	188,027	2,724	159,775
Class I	10,380	641,113	11,579	679,731
Class IS	2,987	184,156	3,017	176,856

		1,868,558		2,196,254

Automatic conversion of Class B shares to Class A shares
Class A	6,582	405,042	4,409	251,882
Class B	(6,582)	(405,042)	(4,409)	(251,882)

		0		0

Payment for shares redeemed
Class A	(362,956)	(22,456,084)	(447,206)	(25,718,340)
Class B	(20,114)	(1,237,627)	(41,631)	(2,407,379)
Class C	(42,214)	(2,589,109)	(76,324)	(4,466,204)
Class I	(920,032)	(56,627,578)	(2,972,427)	(172,407,800)
Class IS	(71,728)	(4,393,843)	(18,108)	(1,059,485)

		(87,304,241)		(206,059,208)

Net decrease in net assets resulting from capital share transactions		(17,928,498)		(148,331,339)

Total decrease in net assets		(5,626,377)		(158,402,892)
Net assets
Beginning of period		253,643,158		412,046,050

End of period		$248,016,781		$253,643,158

Overdistributed net investment income		$(494,269)		$(642,849)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Intermediate Municipal Bond Fund (the “Fund”) is a diversified series of Evergreen Select Fixed Income Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Class I and Class IS shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Effective after the close of business on June 30, 2009, Class B shares were closed to new accounts and additional purchases by existing shareholders. Class B shares are available for purchase only through (i) an exchange transaction in which Class B shares of another Evergreen fund are exchanged or (ii) the Fund’s dividend reinvestment program. Class B shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares had been held. Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

NOTES TO FINANCIAL STATEMENTS continued

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

c. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectibility of interest is reasonably assured, the debt obligation is removed from non-accrual status.

d. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

e. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications

NOTES TO FINANCIAL STATEMENTS continued

are due to expiration of capital loss carryovers and overdistributed net investment income. During the year ended May 31, 2010, the following amounts were reclassified:

Paid-in capital	$(2,168,849)
Overdistributed net investment income	145,027
Accumulated net realized losses on investments	2,023,822

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.50% and declining to 0.27% as average daily net assets increase. For the year ended May 31, 2010, the advisory fee was equivalent to an annual rate of 0.50% of the Fund’s average daily net assets.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended May 31, 2010, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

Wells Fargo Funds Distributor, LLC (“WFFD”), a wholly-owned subsidiary of Wells Fargo serves as distributor of the Fund’s shares. Prior to January 4, 2010, Evergreen Investment Services, Inc. (“EIS”), an affiliate of EIMC and a subsidiary of Wells Fargo, served as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for each of Class A and Class IS shares and up to

NOTES TO FINANCIAL STATEMENTS continued

1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A and Class IS shares are limited to 0.25% of the average daily net assets of each class.

For the year ended May 31, 2010, WFFD and/or EIS received $14,266 from the sale of Class A shares and $7,635 and $1,705 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $227,455,067 and $236,005,548, respectively, for the year ended May 31, 2010.

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of May 31, 2010, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Municipal obligations	$0	$244,045,172	$0	$244,045,172
Short-term investments	1,725,564	0	0	1,725,564

	$1,725,564	$244,045,172	$0	$245,770,736

Further details on the major security types listed above can be found in the Schedule of Investments

NOTES TO FINANCIAL STATEMENTS continued

On May 31, 2010, the aggregate cost of securities for federal income tax purposes was $235,544,484. The gross unrealized appreciation and depreciation on securities based on tax cost was $10,270,834 and $44,582, respectively, with a net unrealized appreciation of $10,226,252.

As of May 31, 2010, the Fund had $19,087,938 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2011	2016	2017	2018

$11,298,465	$2,362,403	$4,211,769	$1,215,301

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended May 31, 2010, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of May 31, 2010, the components of distributable earnings on a tax basis were as follows:

		Temporary
Unrealized	Capital Loss	Book/Tax
Appreciation	Carryovers	Differences

$10,226,252	$19,087,938	$(494,269)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to inverse floating-rate obligations. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended May 31,

	2010	2009

Ordinary Income	$313,635	$54,836
Exempt-Interest Income	8,124,306	12,321,074

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

NOTES TO FINANCIAL STATEMENTS continued

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the year ended May 31, 2010, the Fund had no borrowings under this agreement.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS

NOTES TO FINANCIAL STATEMENTS continued

have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

In addition, the U.S. District Court for the District of Massachusetts has consolidated three purported class actions into In re Evergreen Ultra Short Opportunities Fund Securities Litigation. The plaintiffs filed a consolidated amended complaint on April 30, 2009 against various Evergreen entities, including EIMC and EIS, the Evergreen funds’ former distributor, and Evergreen Fixed Income Trust and its Trustees. The complaint generally alleges that investors in Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in Ultra Short Fund at different points in time and (iii) the failure of Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund. The complaint seeks damages in an amount to be determined at trial.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

12. SUBSEQUENT EVENT

Effective at the close of business on July 9, 2010, Wells Fargo Advantage Intermediate Tax/AMT-Free Fund acquired the net assets of the Fund in a tax-free exchange for shares of the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Select Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Intermediate Municipal Bond Fund, a series of the Evergreen Select Fixed Income Trust, as of May 31, 2010 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2010 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Intermediate Municipal Bond Fund as of May 31, 2010, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 30, 2010

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For the fiscal year ended May 31, 2010, the percentage representing the portion of distributions from net investment income, which is exempt from federal income tax, is 96.28%. The percentage of distributions subject to the federal alternative minimum tax will be reported to shareholders in January 2011.

ADDITIONAL INFORMATION (unaudited) continued

SPECIAL MEETING OF SHAREHOLDERS

On June 8, 2010, a Special Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal is indicated below.

Proposal 1 — The proposed reorganization of the Fund into Wells Fargo Advantage Intermediate Tax/AMT-Free Fund, a series of Wells Fargo Funds Trust, a Delaware Statutory trust:

Net assets voted “For”	$191,677,046
Net assets voted “Against”	$1,667,597
Net assets voted “Abstain”	$2,120,726

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/2009)

Chairman, Bloc Global Services (development and construction); Former Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Consultant, Rock Hill Metals Consultants LLC (Metals Consultant to steel industry); Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Shareholder, Rogers, Townsend & Thomas, PC (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Vice President, Kellam & Pettit, P.A. (law firm); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

TRUSTEES AND OFFICERS continued

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc.; Chief Operating Officer, Wells Fargo Funds Management, LLC; Former Chief Operating Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Treasurer, Wells Fargo Advantage Funds; Former Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Managing Counsel, Wells Fargo & Company; Secretary and Senior Vice President, Alternative Strategies Brokerage Services, Inc.; Evergreen Investment Services, Inc.; Secretary and Senior Vice President, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Compliance Manager, Wells Fargo Funds Management Group; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 74 Evergreen funds as of December 31, 2009. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s representation of affiliates of Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

123614 566603 rv7 07/2010

Item 2 – Code of Ethics

(a)	The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.
(b)	During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.
(c)	During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 – Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of the one series of the Registrant’s annual financial statements for the fiscal years ended May 31, 2010 and May 31, 2009, and fees billed for other services rendered by KPMG LLP.

	2010	2009

Audit fees	$27,600	$269,000
Audit-related fees	$0	$0
Tax fees (1)	$0	$0
Non-audit fees (2)	$10,000	$720,000
All other fees	$0	$0
(1)	Tax fees consists of fees for tax consultation, tax compliance and tax review.
(2)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Global Dividend Opportunity Fund

Evergreen Income Advantage Fund

Evergreen International Balanced Income Fund

Evergreen Multi-Sector Income Fund

Evergreen Utilities and High Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor for the Funds, as well as non-audit services performed by the independent auditor for the Funds’ investment adviser or any of its control affiliates that relates directly to the Funds’ operations and financial reporting, in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as regarding the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved by the Audit Committee pursuant to detailed pre-approval policies and procedures that describe the types of services for which the independent auditor may be engaged (“general pre-approval”); or may be expressly pre-approved by the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches expressed in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but on no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval for Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Senior Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix C. Permissible All Other services not listed in Appendix C must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Fee levels or budgeted amounts for all services to be provided by the independent auditor subject to general pre-approval will be established annually by the Audit Committee. Fee levels or budgeted amounts for services to be provided by the independent auditor subject to specific pre-approval will be established at the time of the specific pre-approval. Any proposed fees exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the Audit Committee) of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Director/Assistant Director of Fund Administration will report to the Audit Committee at each of its regular meetings regarding all services provided by the independent auditor that are subject to this policy since the last such report was rendered, including: (1) a general description of the services; (2) actual billed and projected fees; and (3) the means by which such services were pre-approved by the Audit Committee, as well as the date of approval and any related fee level or budgeted amount to which the services are subject.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

On January 1, 2009, Patricia B. Norris replaced Charles A. Austin III as chair of the Audit Committee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 – Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Select Fixed Income Trust
By:	/s/ W. Douglas Munn

W. Douglas Munn
Principal Executive Officer

Date: July 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Munn

W. Douglas Munn
Principal Executive Officer

Date: July 30, 2010

By:	/s/ Kasey Phillips

Kasey Phillips
Principal Financial Officer

Date: July 30, 2010